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                                                                    EXHIBIT 99.1


                ADAMS RESOURCES ANNOUNCES SECOND QUARTER EARNINGS


         Houston (August 13, 2003)--Adams Resources & Energy, Inc. (AMEX-AE) announced second quarter 2003 unaudited net earnings of $1,430,000 or $.34 per common share on revenues of $426,967,000. This compares to unaudited second quarter 2002 net earnings of $555,000 or $.13 per common share. Net cash flow provided by operating activities for the first six months of 2003 totaled $10,554,000.

         Chairman and President, K.S. "Bud" Adams, Jr., attributed the earnings increase to higher commodity prices and increased production volumes within the Company's oil and gas exploration segment. Most notably, recent drilling results caused natural gas production volumes to increase by 51 percent to 343,000 mmbtu for the quarter. In addition, average natural gas sales price realizations increase to $6.03 per mmbtu during the current quarter, up from a $2.72 per unit average in the second quarter of 2002. The Company's in-house petroleum engineers estimated crude oil and natural gas reserve additions, resulting from 2003's exploration efforts to date. Indicated reserve additions total 93,000 barrels of crude oil and 1,302,000 mcf of natural gas. With Company production for all of last year being 55,000 barrels of oil and 1,047,000 mcf of gas, these reserve additions represent more than a complete replacement of 2002's production.

               A summary of operating results is as follows:

                                                                 Second Quarter
                                                           -------------------------
                                                               2003          2002
                                                           -----------   -----------
             Operating earnings
                   Marketing ............................  $ 3,284,000   $ 2,004,000
                   Transportation .......................      631,000       812,000
                   Oil and gas ..........................      984,000        (1,000)
             General & administrative ...................   (1,566,000)   (1,965,000)
             Interest, net ..............................       86,000        27,000
             Income tax provision .......................   (1,334,000)     (321,000)
                                                           -----------   -----------

             Earnings from continuing operation .........    2,085,000       556,000

             Loss from discontinued operation, net of tax     (655,000)       (1,000)
                                                           -----------   -----------

                   Net earnings .........................  $ 1,430,000   $   555,000
                                                           ===========   ===========

         Adams Resources & Energy, Inc. is engaged in the business of marketing crude oil, natural gas, and petroleum products, as well as tank truck transportation of liquid chemicals, and oil and gas exploration and production.

                      .....................................

         The information in this release includes certain forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. A number of factors could cause actual results or events to differ materially from those anticipated. Such factors include, among others,
(a) general economic conditions, (b) fluctuations in hydrocarbon


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prices and margins, (c) variations between crude oil and natural gas contract volumes and actual delivery volumes, (d) unanticipated environmental liabilities or regulatory changes, (e) counter party credit default, (f) inability to obtain bank and/or trade credit support, (g) availability and cost of insurance, (h) changes in tax laws, and (i) the availability of capital, among others (j) changes in regulations, (k) results of current items of litigation, (l) uninsured items of litigation or losses, (m) uncertainty in reserve estimates and cash flows, (n) ability to replace oil and gas reserves, (o) security issues related to drivers and terminal facilities and (p) commodity price volatility. These and other risks are described in the Company's reports that are on file with the Securities and Exchange Commission.



                 UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)


                                                  Six Months Ended     Three Months Ended
                                                       June 30,              June 30,
                                                 -------------------   -------------------
                                                   2003       2002       2003       2002
                                                 --------   --------   --------   --------
Revenues ......................................  $900,257   $871,624   $426,967   $492,989

Costs, expenses and other .....................   892,820    867,380    423,548    492,112
Income tax provision ..........................     2,859      1,583      1,334        321
                                                 --------   --------   --------   --------
Earnings from continuing operations ...........     4,578      2,661      2,085        556
Loss for discontinued operation, net of tax ...    (2,708)    (1,511)      (655)        (1)
Cumulative effect of accounting change,
   net of tax .................................       (92)        --         --         --
                                                 --------   --------   --------   --------
Net earnings ..................................  $  1,778   $  1,150   $  1,430   $    555
                                                 ========   ========   ========   ========

Earnings (loss) per share
   From continuing operations .................  $   1.08   $    .63   $    .49   $    .13
   From discontinued operation ................      (.64)      (.36)      (.15)        --
   Cumulative effect of accounting change .....      (.02)        --         --         --
                                                 --------   --------   --------   --------
   Basic and diluted net earnings per
     common share .............................  $    .42   $    .27   $    .34   $    .13
                                                 ========   ========   ========   ========
Dividends per common share ....................  $     --   $     --   $     --   $     --
                                                 ========   ========   ========   ========

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                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                          June 30,        December 31,
                                                          --------        ------------
                                                            2003              2002
                                                          --------          --------
        ASSETS
          Cash .......................................    $ 33,890          $ 27,262
          Other current assets .......................     160,842           152,138
                                                          --------          --------
               Total current assets ..................     194,732           179,400

          Net property & equipment ...................      23,816            22,304
          Other assets ...............................         416               416
                                                          --------          --------
                                                          $218,964          $202,120
                                                          ========          ========

        LIABILITIES AND EQUITY
          Total current liabilities .................     $162,467          $148,084
          Long-term debt .............................      11,475            11,475
          Deferred taxes and other ...................       3,144             2,461
          Shareholders' equity .......................      41,878            40,100
                                                          --------          --------
                                                          $218,964          $202,120
                                                          ========          ========


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